Exhibit 10.3
AMENDMENT NO. 2
TO
THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
THIS AMENDMENT NO. 2 (this “Amendment”) to the Third Amended and Restated Limited Liability Company Agreement of DiscoverReady LLC, dated as of November 2, 2009 (the “Agreement”), by and among (i) DiscoverReady LLC, a Delaware limited liability company (the “Company”), (ii) The Dolan Company, a Delaware corporation (formerly Dolan Media Company) (“Dolan”), (iii) DR Holdco LLC, a Delaware limited liability company (the “Minority Member”), and (iv) for certain limited purposes set forth therein, the members of the Minority Member, is made and entered into to be effective for all purposes as of May 11, 2011, among each of the Company, Dolan and the Minority Member.
RECITAL
The Company, Dolan and the Minority Member now desire to amend the Agreement as set forth below.
In consideration of the mutual promises, covenants and agreements contained herein, the sufficiency of which is hereby agreed to and acknowledged, the parties hereto agree to amend the Agreement as follows:
AGREEMENTS
1.	Amendments.
1.1 Deleted Definitions. The definitions of “Exiting Minority Member “Forced Sale Purchase Price”, “Mays Employment Term”, “Parkhill Securities”, “Put Closing”, “Put Closing Date”, “Put Delivery Date”, “Put Equity Value Per Common Unit”, “Put Notice”, “Put Purchase Price”, “Put Purchase Price Calculation” and “Put Purchase Price Objection Notice” are hereby deleted from Article I of the Agreement in their entirety.
1.2 New Definitions. The following definitions are hereby added to Article I of the Agreement in their applicable alphabetical order:
“Appraiser of Original Common Units” is defined in Section 7.7(f).
“Appraiser of Undiscounted Common Units” is defined in Section 7.7(g).
“First Undiscounted Put Closing” is defined in Section 7.7(d).
“First Undiscounted Put Closing Date” is defined in Section 7.7(d).
“First Undiscounted Put Delivery Date” is defined in Section 7.7(a).
“First Undiscounted Put Notice” is defined in Section 7.7(a).
“Second Undiscounted Put Closing” is defined in Section 7.7(d).
“Second Undiscounted Put Closing Date” is defined in Section 7.7(d).

“Second Undiscounted Put Delivery Date” is defined in Section 7.7(c).
“Second Undiscounted Put Notice” is defined in Section 7.7(c)
“Original Put Closing” is defined in Section 7.7(e).
“Original Put Equity Value Per Common Unit” means, as of a specified date, an amount equal to (a) 0.95 multiplied by (b) the Equity Value Per Common Unit.
“Original Put Notice” is defined in Section 7.7(e).
“Original Put Purchase Price” means an amont equal to the product of (i) the Discounted Put Equity Value Per Common Unit, multiplied by (ii) the number of Common Units represented by the Discounted Put Securities (determined on a Common Equivalent Basis.)
“Original Put Purchase Price Calculation” is defined in Section 7.7(g).
“Original Put Purchase Price Objection Notice” is defined in Section 7.7(g).
“Original Put Securities” is defined in Section 7.7(e).
“Remaining Undiscounted Common Units” means an amount equal to 92,877 minus the number of Common Units purchased under the First Undiscounted Put Closing.
“Undiscounted Put Closing” is defined in Section 7.7(d).
“Undiscounted Put Notice” is defined in Section 7.7(c).
“Undiscounted Put Purchase Price” means an amount equal to the product of (i) the Undiscounted Put Equity Value Per Common Unit, multiplied by (ii) the number of Common Units respresented by the Undiscounted Put Securities.
“Undiscounted Put Purchase Price Calculation” is defined in Section 7.7(f).
“Undiscounted Put Purchase Price Objection Notice” is defined in Section 7.7(e).
“Undiscounted Put Securities” is defined in Section 7.7(d).
“Undiscounted Put Equity Value Per Common Unit” means, as of a specified date, an amount equal to (a) 1.0 multiplied by (b) the Equity Value Per Common Unit.
1.3 Amended and Restated Definitions. The following definitions in Article I of the Agreement are hereby amended, restated and replaced with the following:
“Call Equity Value Per Common Unit” means, as of a specified date, an amount equal to (a) 1.0 multiplied by (b) the Equity Value Per Common Unit.

1.4 Section 7.7. Section 7.7 of the Agreement is hereby deleted in its entirety and replaced with the following:
7.7 Put Right.
(a) Notwithstanding anything to the contrary in Section 7.5, during the period commencing on November 2, 2012 and ending on February 2, 2013, the Minority Member will have the right to require the Company to purchase 46,497 (or such lesser amount as may be agreed upon by the Minority Member and the Company) of the Common Units held by the Minority Member for an aggregate purchase price equal to the Undiscounted Put Purchase Price by delivering written notice of the exercise of such right to the Manager (the “First Undiscounted Put Notice”). The date on which the Manager receives the First Undiscounted Put Notice hereinafter is referred to as the “First Undiscounted Put Delivery Date”. The Company and the Minority Member each acknowledge and agree that, for purposes of calculating the Undiscounted Put Purchase Price applicable to the First Undiscounted Put Closing (as defined below), the specified date with respect to the Put Equity Value Per Common Unit shall be the last day of the calendar month ending immediately prior to the First Put Closing Date (as defined below).
(b) Notwithstanding anything to the contrary in Section 7.5, during the period commencing on November 2, 2012 and ending on February 2, 2013, the Minority Member will have the right to require the Company to purchase 7,446 (or such lesser amount as may be agreed upon by the Minority Member and the Company) of the Common Units held by the Minority Member for an aggregate purchase price equal to the Original Put Purchase Price by delivering written notice of the exercise of such right to the Manager (the “Original Put Notice”). The date on which the Manager receives the Original Put Notice hereinafter is referred to as the “Original Put Delivery Date”. The Company and the Minority Member each acknowledge and agree that, for purposes of calculating the Original Put Purchase Price applicable to the Original Put Closing (as defined below), the specified date with respect to the Original Put Equity Value Per Common Unit shall be the last day of the calendar month ending immediately prior to the Original Put Closing Date (as defined below).
(c) Notwithstanding anything to the contrary in Section 7.5, during the period commencing on November 2, 2013 and ending on February 2, 2014, the Minority Member will have the right to require the Company to purchase all of the Remaining Undiscounted Common Units (or such lesser amount as may be agreed upon by the Minority Member and the Company) held by the Minority Member for an aggregate purchase price equal to the Undiscounted Put Purchase Price by delivering written notice of the exercise of such right to the Manager (the “Second Undiscounted Put Notice,” and together with the First Undiscounted Put Notice, each an “Undiscounted Put Notice”). The date on which the Manager receives the Second Undiscounted Put Notice hereinafter is referred to as the “Second Undiscounted Put Delivery Date”. The Company and the Minority Member each acknowledge and agree that, for purposes of calculating the Undiscounted Put Purchase Price applicable to the Second Undiscounted Put Closing (as defined below), the specified date with respect to the Undiscounted Put Equity Value Per Common Unit shall be the last day of the calendar month ending immediately prior to the Second Undiscounted Put Closing Date (as defined below).

(d) The Company shall be obligated to purchase all of the Minority Member’s Common Units to be purchased pursuant to Section 7.7(a) or Section 7.7(c) hereof (in either such case, the “Undiscounted Put Securities”), at a closing (such closing with respect to the First Undiscounted Put Notice, the “First Undiscounted Put Closing,” and such closing with respect to the Second Undiscounted Put Notice, the “Second Undiscounted Put Closing,” and together with the First Undiscounted Put Closing, each an “Undiscounted Put Closing”) on such date as mutually agreed to by the Manager and the Minority Member, which date shall not be prior to the later of (i) with respect to the First Undiscounted Put Closing, (1) sixty (60) days after the First Undiscounted Put Delivery Date or (2) ten (10) days after the final determination of the Undiscounted Put Purchase Price applicable to the First Undiscounted Put Closing pursuant to Section 7.7(d) (such date of closing, the “First Undiscounted Put Closing Date”), or (ii) with respect to the Second Undiscounted Put Closing, (1) sixty (60) days after the Second Undiscounted Put Delivery Date or (2) ten (10) days after the final determination of the Undiscounted Put Purchase Price applicable to the Second Undiscounted Put Closing pursuant to Section 7.7(d) (such date of closing, the “Second Undiscounted Put Closing Date”). At the applicable Undiscounted Put Closing, (i) the Minority Member shall (A) endorse and deliver to the Manager any certificates (but only if certificates representing Common Units have been issued) representing the Undiscounted Put Securities held by the Minority Member to be purchased by the Company at such Undiscounted Put Closing, (B) execute and deliver any other instruments requested by the Manager to evidence the purchase of the Undiscounted Put Securities by the Company at such Undiscounted Put Closing, and (C) execute and deliver to the Manager a Transfer Agreement, and (ii) (A) the Company shall pay to the Minority Member all or such portion of the applicable Undiscounted Put Purchase Price by wire transfer of immediately available funds that the Company is permitted to pay at such time pursuant to the terms and conditions of the Senior Credit Agreement and (B) to the extent that any portion of such Undiscounted Put Purchase Price is not paid in cash at such Undiscounted Put Closing, then the Company shall issue and deliver to the Minority Member a Put Note in an aggregate principal amount equal to the unpaid portion of the Undiscounted Put Purchase Price to be paid at such Put Closing.
(e) The Company shall be obligated to purchase all of the Minority Member’s Common Units to be purchased pursuant to Section 7.7(b) hereof (in either such case, the “Original Put Securities”), at a closing (the “Original Put Closing,”) on such date as mutually agreed to by the Manager and the Minority Member, which date shall not be prior to the later of (1) sixty (60) days after the Original Put Delivery Date or (2) ten (10) days after the final determination of the Original Put Purchase Price applicable to the Original Put Closing pursuant to Section 7.7(g) (such date of closing, the “Original Put Closing Date”.) At the Original Put Closing, (i) the Minority Member shall (A) endorse and deliver to the Manager any certificates (but only if certificates representing Common Units have been issued) representing the Put Securities held by the Minority Member to be purchased by the Company at such Original Put Closing, (B) execute and deliver any other instruments requested by the Manager to evidence the purchase of the Original Put Securities by the Company at such Original Put Closing, and (C) execute and deliver to the Manager a Transfer Agreement, and (ii) (A) the Company shall pay to the Minority Member all or such portion of the applicable Original Put Purchase Price by wire transfer of immediately available funds that the Company is permitted to pay at such time pursuant to the terms and conditions of the Senior Credit Agreement and (B) to the extent that any portion of such Undiscounted Put Purchase Price is not paid in cash at such Original Put Closing, then the Company shall issue and deliver to the Minority Member a Put Note in an aggregate principal amount equal to the unpaid portion of the Original Put Purchase Price to be paid at such Put Closing.

(f) Appraisal of the Undiscounted Common Units. Within ten (10) days after either the First Undiscounted Put Notice or the Second Undiscounted Put Notice shall have been received by the Manager, the Manager shall deliver to the Minority Member its good faith determination of the Undiscounted Put Purchase Price applicable to such Undiscounted Put Closing (each an “Undiscounted Put Purchase Price Calculation”). The Minority Member shall have ten (10) days from the date of receipt of such Undiscounted Put Purchase Price Calculation to deliver to the Manager a notice of objection (each an “Undiscounted Put Purchase Price Objection Notice”) with respect to the applicable Undiscounted Put Purchase Price Calculation. If no Undiscounted Put Purchase Price Objection Notice is delivered by the Minority Member to the Manager before the expiration of such ten (10) day period, then the Undiscounted Put Purchase Price Calculation shall be final and binding on the Minority Member for the applicable Undiscounted Put Closing. If an Undiscounted Put Purchase Price Objection Notice is delivered in accordance with this Section 7.7(f), the Manager and the Minority Member shall consult with each other with respect to the objection set forth therein. If the Manager and the Minority Member are unable to reach agreement within ten (10) days after such an Undiscounted Put Purchase Price Objection Notice has been given, then the Manager shall, within fifteen (15) days thereafter, select in good faith an independent investment bank or independent appraiser (such Person, the “Appraiser of the Undiscounted Common Units”) to make an independent determination of the applicable Undiscounted Put Purchase Price. The Appraiser of the Undiscounted Common Units shall determine the applicable Undiscounted Put Purchase Price within thirty (30) days of selection. The determination of the applicable Undiscounted Put Purchase Price by the Appraiser of the Undiscounted Common Units shall be final and binding on the Company and the Minority Member for purposes of the applicable Undiscounted Put Closing. The Company, on the one hand, and the Minority Member, on the other hand, shall share equally the costs of engagement of an Appraiser of the Undiscounted Common Units for any determination of the Undiscounted Put Purchase Price.
(g) Appraisal of Original Common Units. Within ten (10) days after Original Put Notice shall have been received by the Manager, the Manager shall deliver to the Minority Member its good faith determination of the Original Put Purchase Price (the “Original Put Purchase Price Calculation”). The Minority Member shall have ten (10) days from the date of receipt of such Original Put Purchase Price Calculation to deliver to the Manager a notice of objection (the “Original Put Purchase Price Objection Notice”.) If no Original Put Purchase Price Objection Notice is delivered by the Minority Member to the Manager before the expiration of such ten (10) day period, then the Original Put Purchase Price Calculation shall be final and binding on the Minority Member for the Original Put Closing. If a Original Put Purchase Price Objection Notice is delivered in accordance with this Section 7.7(g), the Manager and the Minority Member shall consult with each other with respect to the objection set forth therein. If the Manager and the Minority Member are unable to reach agreement within ten (10) days after such a Original Put Purchase Price Objection Notice has been given, then the Manager shall, within fifteen (15) days thereafter, select in good faith an independent investment bank or independent appraiser (such Person, the “Appraiser of Original Common Units”) to make an independent determination of the applicable Original Put Purchase Price. The Appraiser of Original Common Units shall determine the applicable Original Put Purchase Price within thirty (30) days of selection. The determination of the applicable Original Put Purchase Price by the Appraiser of Original Common Units shall be final and binding on the Company and the Minority Member for purposes of the applicable Original Put Closing. The Company, on the one hand, and the Minority Member, on the other hand, shall share equally the costs of engagement of an Appraiser of Original Common Units for any determination of the Original Put Purchase Price.
(h) In addition to the rights set forth above, in the event that a Guarantor (as defined in the Membership Interests Purchase Agreement) ceases to be an employee of the Company on account of (i) the Company terminating such Guarantor’s employment with the Company without Cause (as such term is defined in such Guarantor’s Employment Agreement) or (ii) such Guarantor terminating his employment with the Company for Good Reason (as such term is defined in such Guarantor’s Employment Agreement), then the Minority Member shall have the right to require the Company to purchase the Proportionate Amount as such term applies to such Guarantor (or such lesser amount as may be agreed to by such Guarantor, the Manager and the Minority Member) of the Minority Member’s Common Units for an aggregate purchase price equal to the Put Purchase Price pursuant to the procedures set forth in this Section 7.7.

1.5 Section 7.8(a). The first sentence of Section 7.8(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
Notwithstanding anything to the contrary in Section 7.5, at any time during the period commencing on November 2, 2013, and ending on February 2, 2014, Dolan will have the continuing right to purchase all or any portion of the Minority Member’s Common Units (any such Member, a “Selling Minority Member”) for an aggregate purchase price equal to the Call Purchase Price by delivering written notice of the exercise of such right to such Selling Minority Member (the “Call Notice”).
1.5 Exhibit A. Exhibit A attached to the Agreement is hereby amended and replaced in its entirety with Exhibit A attached to this Amendment.
2. Reference to and Effect on the Agreement.
2.1 Each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby.
2.2 Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3. Miscellaneous.
3.1 This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment will become effective after (i) a counterpart to this Amendment has been executed and delivered by the Company, Dolan and the Minority Member, (ii) a counterpart to the Transfer Agreement, dated as of the date of this Amendment, by and between the Minority Member and Dolan has been executed and delivered by each of DR Holdco and Dolan, (iii) a counterpart to the First Amendment to Employment Agreement, dated as of the date of this Amendment, by and between the Company and Steven R. Harber (“Harber”), has been executed and delivered by the Company and Harber, and (iv) a counterpart to the First Amendment to Employment Agreement, dated as of the date of this Amendment, by and between the Company and James K. Wagner (“Wagner”), has been executed and delivered by the Company and Wagner. This Amendment, and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manners and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.
3.2 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
3.3 The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.4 If and to the extent there are any inconsistencies between the Agreement and this Amendment, the terms of this Amendment shall control.
3.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws doctrines.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first written above.

COMPANY: DISCOVERREADY LLC
By:	/s/ Scott J. Pollei
	Name:	Scott J. Pollei
	Title:	Vice President
MEMBERS: THE DOLAN COMPANY
By:	/s/ Scott J. Pollei
	Name:	Scott J. Pollei
	Title:	Executive Vice President
DR HOLDCO LLC
By:	/s/ James K. Wagner, Jr.
	Name:	James K. Wagner, Jr.
	Title:	CEO and Manager

EXHIBIT A
List of Members, Capital Contributions,
Common Units and Participating Percentages

Name, Address, Phone
and Fax of Member	Common Units	Participating Percentage

The Dolan Company 222 South Ninth Street, Suite 2300 Minneapolis, Minnesota 55402 Attention: James P. Dolan Phone: (612) 317-9425 Fax: (612) 317-9434	899,556	90%

DR Holdco, LLC 55 Broadway, 6th Floor New York, New York 10006 Attention: James K. Wagner Steven R. Harber Phone: (212) 699-3965 Fax: (212) 699-3970	100,444	10%

TOTAL	1,000,000	100.0%